(logo) ARGENTIC

SERVICES COMPANY

Annual Compliance Statement

Per the applicable Servicing Agreement for each of the transactions listed on Schedule I attached hereto, each of the undersigned, each duly authorized officers of Argentic Services Company LP, in its capacity as special servicer (the “Certifying Servicer”), do hereby certify as follows:

1.        I (or servicing officers under my supervision) have reviewed the Certifying Servicer’s activities for the period reflected on Schedule I attached hereto (the “Reporting Period”) and the Certifying Servicer’s performance under the applicable Servicing Agreement; and

2.        To the best of my knowledge, based on such review, the Certifying Servicer has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects during the Reporting Period.

Date: February 24, 2026

ARGENTIC SERVICES COMPANY LP	ARGENTIC SERVICES COMPANY LP

By: /s/ Andrew Hundertmark	By: /s/ Grace E. Bodemuller-Holst
Name: Andrew Hundertmark	Name: Grace E. Bodemuller-Holst
Title Authorized Signatory	Title: Authorized Signatory

ARGENTIC SERVICES COMPANY LP

740 EAST CAMPBELL ROAD, SUITE 600, RICHARDSON, TEXAS 75081, TEL. (469) 609- 2000

Schedule I

Transaction	Servicing Agreement	Servicing Agreement Date	Reporting Period
1345 Trust 2025-AOA	Trust and Servicing Agreement	June 11, 2025	June 11, 2025 – December 31, 2025
ARES Trust 2024-IND2	Trust and Servicing Agreement	October 15, 2024	January 1, 2025 – December 31, 2025
BANK 2018-BNK12	Pooling and Servicing Agreement	May 1, 2018	January 1, 2025 – December 31, 2025
BANK 2019-BNK22	Pooling and Servicing Agreement	November 1, 2019	January 1, 2025 – December 31, 2025
BBCCRE Trust 2015-GTP	Trust and Servicing Agreement	August 20, 2015	March 11, 2025 – December 31, 2025
BBCMS Mortgage Trust 2022-C17	Pooling and Servicing Agreement	September 1, 2022	January 1, 2025 – December 31, 2025
BBCMS Mortgage Trust 2024-5C29	Pooling and Servicing Agreement	September 1, 2024	January 1, 2025 – December 31, 2025
BBCMS Mortgage Trust 2024-C24	Pooling and Servicing Agreement	February 1, 2024	January 1, 2025 – December 31, 2025
BBCMS Mortgage Trust 2025-5C34	Pooling and Servicing Agreement	May 1, 2025	May 13, 2025 – December 31, 2025
BBCMS Mortgage Trust 2025-C32	Pooling and Servicing Agreement	February 1, 2025	February 12, 2025 – December 31, 2025
Benchmark 2019-B10 Mortgage Trust	Pooling and Servicing Agreement	April 1, 2019	January 1, 2025 – December 31, 2025
Benchmark 2020-B16 Mortgage Trust	Pooling and Servicing Agreement	February 1, 2020	January 1, 2025 – December 31, 2025
Benchmark 2020-B20 Mortgage Trust	Pooling and Servicing Agreement	October 1, 2020	January 1, 2025 – December 31, 2025
Benchmark 2021-B26 Mortgage Trust	Pooling and Servicing Agreement	May 1, 2021	January 1, 2025 – December 31, 2025
Benchmark 2023-B38 Mortgage Trust	Pooling and Servicing Agreement	April 1, 2023	January 1, 2025 – December 31, 2025
BFLD Trust 2025-FPM	Trust and Servicing Agreement	September 12, 2025	September 12, 2025 – December 31, 2025
BMO 2024-5C4 Mortgage Trust	Pooling and Servicing Agreement	May 1, 2024	January 1, 2025 – December 31, 2025
BMO 2024-C9 Mortgage Trust	Pooling and Servicing Agreement	July 1, 2024	January 1, 2025 – December 31, 2025
BMO 2025-5C12 Mortgage Trust	Pooling and Servicing Agreement	October 1, 2025	October 9, 2025 – December 31, 2025
BPR Trust 2021-TY	Trust and Servicing Agreement	September 23, 2021	January 1, 2025 – December 31, 2025
BPR Trust 2021-WILL	Trust and Servicing Agreement	May 27, 2021	January 1, 2025 – December 31, 2025
BPR Trust 2022-STAR*	Trust and Servicing Agreement	August 18, 2022	January 1, 2025 – October 15, 2025
BPR Trust 2025-STAR	Trust and Servicing Agreement	October 28, 2025	October 28, 2025 – December 31, 2025
BX Trust 2021-MFM1*	Trust and Servicing Agreement	January 19, 2021	January 1, 2025 – December 15, 2025
BX Trust 2021-NWM*	Trust and Servicing Agreement	March 9, 2021	January 1, 2025 – December 15, 2025
BXP Trust 2017-CC	Trust and Servicing Agreement	August 9, 2017	January 1, 2025 – December 31, 2025
CD 2017-CD6 Mortgage Trust	Pooling and Servicing Agreement	November 1, 2017	January 1, 2025 – December 31, 2025
COMM 2013-CCRE9	Pooling and Servicing Agreement	July 1, 2013	December 19, 2025 – December 31, 2025
CSAIL 2018-CX11 Commercial Mortgage Trust	Pooling and Servicing Agreement	April 1, 2018	January 1, 2025 – December 31, 2025
CSAIL 2018-CX12 Commercial Mortgage Trust	Pooling and Servicing Agreement	August 1, 2018	January 1, 2025 – December 31, 2025
CSMC 2021-GATE	Trust and Servicing Agreement	December 22, 2021	January 1, 2025 – December 31, 2025
CSTL Commercial Mortgage Trust 2024-GATE	Trust and Servicing Agreement	October 22, 2024	January 1, 2025 – December 31, 2025
CSTL Commercial Mortgage Trust 2025-GATE2	Trust and Servicing Agreement	November 12, 2025	November 12, 2025 – December 31, 2025
DBC 2025-DBC Mortgage Trust	Trust and Servicing Agreement	October 29, 2025	October 29, 2025 – December 31, 2025
GS Mortgage Securities Trust 2019- GSA1	Pooling and Servicing Agreement	November 1, 2019	January 1, 2025 – December 31, 2025
GS Mortgage Securities Trust 2021- GSA3	Pooling and Servicing Agreement	December 1, 2021	January 1, 2025 – December 31, 2025
GS Mortgage Securities Corporation Trust 2024-RVR	Trust and Servicing Agreement	August 21, 2024	January 1, 2025 – December 31, 2025
GS Mortgage Securities Corporation Trust 2025-800D	Trust and Servicing Agreement	April 11, 2025	April 11, 2025 – December 31, 2025
INV 2024-IND Mortgage Trust	Trust and Servicing Agreement	November 25, 2024	January 1, 2025 – December 31, 2025
J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	Pooling and Servicing Agreement	June 1, 2012	January 1, 2025 – December 31, 2025
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO	Trust and Servicing Agreement	January 26, 2022	January 1, 2025 – December 31, 2025
JPMBB Commercial Mortgage Securities Trust 2014-C25	Pooling and Servicing Agreement	November 1, 2014	December 23, 2025 – December 31, 2025
JPMDB Commercial Mortgage Securities Trust 2016-C2	Pooling and Servicing Agreement	May 1, 2016	December 17, 2025 – December 31, 2025
LEX 2024-BBG Mortgage Trust	Trust and Servicing Agreement	October 1, 2024	January 1, 2025 – December 31, 2025
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	Pooling and Servicing Agreement	February 1, 2013	January 1, 2025 – December 31, 2025
Morgan Stanley Bank of America Merrill Lynch Trust 2025-5C1	Pooling and Servicing Agreement	March 1, 2025	March 20, 2025 – December 31, 2025
Morgan Stanley Bank of America Merrill Lynch Trust 2025-C35	Pooling and Servicing Agreement	August 1, 2025	August 14, 2025 – December 31, 2025
Morgan Stanley Capital I Trust 2017- H1	Pooling and Servicing Agreement	June 1, 2017	January 1, 2025 – December 31, 2025
Morgan Stanley Capital I Trust 2017- HR2	Pooling and Servicing Agreement	December 1, 2017	January 1, 2025 – December 31, 2025
Morgan Stanley Capital I Trust 2018- H4	Pooling and Servicing Agreement	December 1, 2018	January 1, 2025 – December 31, 2025
Morgan Stanley Capital I Trust 2019- H7	Pooling and Servicing Agreement	July 1, 2019	January 1, 2025 – December 31, 2025
Morgan Stanley Capital I Trust 2020- L4	Pooling and Servicing Agreement	February 1, 2020	January 1, 2025 – December 31, 2025
Morgan Stanley Capital I Trust 2021- L6	Pooling and Servicing Agreement	July 1, 2021	January 1, 2025 – December 31, 2025
MSWF Commercial Mortgage Trust 2023-1	Pooling and Servicing Agreement	May 1, 2023	January 1, 2025 – December 31, 2025
MSWF Commercial Mortgage Trust 2023-2	Pooling and Servicing Agreement	December 1, 2023	January 1, 2025 – December 31, 2025
NJ Trust 2023-GSP	Trust and Servicing Agreement	December 22, 2023	January 1, 2025 – December 31, 2025
NXPT Commercial Mortgage Trust 2024-STOR	Trust and Servicing Agreement	October 17, 2024	January 1, 2025 – December 31, 2025
NYC Commercial Mortgage Trust 2025-28L	Trust and Servicing Agreement	November 13, 2025	November 13, 2025 – December 31, 2025
OPEN Trust 2023-AIR*	Trust and Servicing Agreement	November 20, 2023	January 1, 2025 – December 15, 2025
SCG Commercial Mortgage Trust 2025-DLFN	Trust and Servicing Agreement	March 20, 2025	March 20, 2025 – December 31, 2025
SKY1 Trust 2025-LINE	Trust and Servicing Agreement	April 8, 2025	April 8, 2025 – December 31, 2025
UBS Commercial Mortgage Trust 2018-C11	Pooling and Servicing Agreement	July 1, 2018	January 1, 2025 – December 31, 2025
WCORE Commercial Mortgage Trust 2024-CORE	Trust and Servicing Agreement	November 19, 2024	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2016-NXS6	Pooling and Servicing Agreement	October 1, 2016	September 4, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2017-C39	Pooling and Servicing Agreement	August 1, 2017	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2017-C41	Pooling and Servicing Agreement	November 1, 2017	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2017-RC1	Pooling and Servicing Agreement	March 1, 2017	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2017-SMP	Trust and Servicing Agreement	December 21, 2017	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2018-1745*	Trust and Servicing Agreement	July 2, 2018	January 1, 2025 – March 17, 2025
Wells Fargo Commercial Mortgage Trust 2018-AUS	Trust and Servicing Agreement	July 30, 2018	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2018-C46	Pooling and Servicing Agreement	August 1, 2018	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2018-C48	Pooling and Servicing Agreement	December 1, 2018	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2019-C52	Pooling and Servicing Agreement	August 1, 2019	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2019-C54	Pooling and Servicing Agreement	December 1, 2019	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2021-C59	Pooling and Servicing Agreement	May 1, 2021	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2022-ONL	Trust and Servicing Agreement	March 9, 2022	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2022-C62	Pooling and Servicing Agreement	April 1, 2022	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2024-5C1	Pooling and Servicing Agreement	July 1, 2024	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2024-BPRC	Trust and Servicing Agreement	July 15, 2024	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2024-C63	Pooling and Servicing Agreement	August 1, 2024	January 1, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2025-5C3	Pooling and Servicing Agreement	January 1, 2025	January 28, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2025-5C5	Pooling and Servicing Agreement	July 1, 2025	July 30, 2025 – December 31, 2025
Wells Fargo Commercial Mortgage Trust 2025-C65	Pooling and Servicing Agreement	October 1, 2025	October 16, 2025 – December 31, 2025
WEST Trust 2025-ROSE	Trust and Servicing Agreement	March 1, 2025	March 28, 2025 – December 31, 2025

*Denotes transaction in which the pool was liquidated as of the reporting period end date, which is prior to the end of the fiscal year. ASC is therefore covering only the timeframe in which ASC was appointed as Special Servicer under the related transaction.